EXHIBIT 10.19.6



                                                                  EXECUTION COPY

                     FIRST  AMENDMENT dated as of September 7, 1999 (this "First
                                                                           -----
                     Amendment"),  to the Credit  Agreement dated as of June 30,
                     ---------
                     1998 (the "Credit  Agreement"),  among  AnnTaylor,  Inc., a
                                ------------------
                     Delaware  corporation  (the  "Borrower"),  Bank of  America
                                                   --------
                     National Trust and Savings  Association,  now known as Bank of  America,  N.A.  ("Bank  of  America"),  Citibank,  N.A.
                                           -----------------
                     ("Citibank"),  First  Union  National  Bank and each of the
                       --------
                     other  lenders party to the Credit  Agreement,  NationsBanc

                     Montgomery   Securities   LLC,  now  known  as  BancAmerica

                     Securities   LLC,  as   Arranger,   Bank  of  America,   as

                     Administrative Agent (the "Administrative Agent"), Citicorp
                                                --------------------
                     USA and First Union Capital Markets, as Syndication Agents,

                     and Bank of  America,  Citibank  and First  Union  National

                     Bank, as Issuing Banks.



      The Borrower has  requested  the  Administrative  Agent and the Lenders to make certain  changes to the Credit  Agreement.  The parties hereto have agreed,

subject to the terms and  conditions  hereof,  to amend the Credit  Agreement as provided herein.




      Capitalized  terms used and not  otherwise  defined  herein shall have the meanings  assigned to such terms in the Credit Agreement (the Credit  Agreement,

as amended by, and  together  with,  this First  Amendment,  and as  hereinafter amended,  modified,  extended or restated  from time to time,  being  called the

"Amended Agreement").
 -----------------



      Accordingly, the parties hereto hereby agree as follows:



      SECTION 1.01.  Amendment to Section  1.01.  (a) Section 1.01 of the Credit
                     --------------------  -----
Agreement is hereby amended by deleting the definition of "Fixed Charge Coverage

Ratio" in its entirety and by substituting the following in lieu thereof:



                ""Fixed Charge Coverage  Ratio" shall mean, for any period,  the
                ------------------------------
           quotient obtained by dividing (a) EBITDAR minus Capital Expenditures,
                                                     -----
           plus an amount equal to 40% (Forty percent) of the unencumbered  cash as  reflected  on the  financial  statements  delivered  pursuant  to

           Sections  6.01(a) and (b) by (b) the sum of (i) Interest Expense plus
                                                                            ----
           (ii) Rental Expense."



           (b)  Section  1.01 of the  Credit  Agreement  is  hereby  amended  by deleting the first  sentence of the  definition of "Pricing  Ratio" in its entirety and by substituting the following in lieu thereof:



                ""Pricing  Ratio"  shall mean,  during any fiscal  quarter,  the
                  --------------
           quotient  obtained  by  dividing  (a)  EBITR  by (b)  the  sum of (i)

           Interest  Expense  plus (ii)  Rental  Expense  for the period of four
                              ----
           consecutive  fiscal quarters ended on the last day of the immediately preceding fiscal quarter."

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           (b) Section 1.01 of the Credit  Agreement is hereby amended by adding the following definition in the appropriate alphabetical location:



                ""EBITDAR"  shall mean,  for any period,  the sum of the amounts
                  -------
           for such period, of (a) Net Income, plus (b) to the extent Net Income
                                               ----
           is reduced  thereby (i) all charges for  amortization  of intangibles and depreciation, (ii) Interest Expense, (iii) income tax expense and

           (iv)  extraordinary  losses  plus  (c)  Rental  Expense,   minus  (d)
                                        ----                          -----
           extraordinary gains (net of taxes)."



      SECTION 1.02.  Amendments to Section 8.05.  Section 8.05 is hereby amended
                     --------------------------
by deleting the word "and" at the end of clause (h),  deleting the period at the end of clause  (i) and  replacing  it with the  phrase ";  and" and  adding  the following clause to the end thereof:



           "(j) (i) any redemption, retirement, sinking fund or similar payment,

      purchase or other acquisition for value, direct of indirect, of any shares of Common Stock of ATSC now or hereafter  outstanding  or (ii) any payment or prepayment of principal  of,  premium,  if any, or interest on, and any redemption,  purchase,  retirement  or  defeasance  of, or sinking fund or similar payment with respect to any Subordinated  Debt;  provided that (A)
                                                               --------
      the  aggregate  consideration  paid  pursuant to this clause (j) shall not exceed  $40,000,000 and (B)  immediately  prior to and after giving effect thereto, no Event of Default shall have occurred and be continuing."



      SECTION  1.03.  Amendment  to  Section  8.15.  Section  8.15 of the Credit
                      ----------------------------
Agreement  is  hereby  deleted  in its  entirety  and the  following  is  hereby substituted in lieu thereof:



           "8.15.   [Intentionally Omitted]"



      SECTION  1.04.   Representations  and  Warranties.   The  Borrower  hereby
                       --------------------------------
represents  and warrants to each  Lender,  each Issuing  Bank,  the  Syndication

Agents and the Administrative Agent, as follows:



           (a) The  representations and warranties set forth in Article V of the

      Amended Agreement,  and in each other Loan Document,  are true and correct in all material respects on and as of the date hereof and on and as of the

      First  Amendment  Effective  Date (as  hereinafter  defined) with the same effect  as if made on and as of the date  hereof  or the  First  Amendment

      Effective   Date,   as  the  case  may  be,  except  to  the  extent  such

      representations and warranties expressly relate solely to an earlier date.




           (b) The Borrower is in compliance  with all the terms and  conditions of the Amended  Agreement  and the other Loan  Documents on its part to be observed  or  performed  and  no  Event  of  Default  has  occurred  or is continuing.




           (c) The execution,  delivery and  performance by the Borrower of this

      First Amendment have been duly authorized by the Borrower.

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           (d) This First  Amendment  constitutes  the legal,  valid and binding obligation of the Borrower,  enforceable against it in accordance with its terms.



          (e) The  execution,  delivery and  performance by the Borrower of this

     First  Amendment will not (i) constitute a tortious  interference  with any

     Contractual  Obligation of any Person,  any liability  resulting from which would have or be reasonably  expected to have a Material Adverse Effect, or

     (ii) conflict with or violate the Borrower's  Certificate of  Incorporation or  By-Laws or (iii)  conflict  with,  result in a breach of or  constitute

     (with or  without  notice  or lapse of time or both) a  default  under  any

     Requirement  of Law or material  Contractual  Obligation  of ATSC or of the

     Borrower or any Subsidiary of the Borrower or (iv) result in or require the creation or imposition of any Lien whatsoever upon any of the properties or assets of ATSC, the Borrower or any Subsidiary of the Borrower  (other than

     Liens in favor of the  Administrative  Agent or the Issuing  Banks  arising pursuant  to the Loan  Documents  or Liens  permitted  pursuant  to Section

     8.02(b)  of  the  Credit  Agreement),   or  (v)  require  any  approval  of

     stockholders,  unless  such  approval  has  been  obtained.


     SECTION 1.05.  Effectiveness.  This First Amendment shall become  effective
                    -------------
only upon  satisfaction  of the following  conditions  precedent (the first date upon which each such condition has been satisfied being herein called the "First
                                                                           -----
Amendment  Effective Date"):
-------------------------



          (a)  the  Administrative  Agent  shall  have  received  duly  executed counterparts of this First Amendment which,  when taken together,  bear the authorized signatures of the Borrower and the Requisite Lenders.



           (b)  The   Administrative   Agent   shall  be   satisfied   that  the

      representations  and  warranties  set forth in Section  1.04 of this First

      Amendment are true and correct on and as of the First Amendment  Effective

      Date.



           (c) There shall not be any action  pending or any judgment,  order or decree in effect which, in the judgment of the Administrative Agent or the

      Lenders,  is likely to  restrain,  prevent  or impose  materially  adverse conditions upon  performance by the Borrower of its obligations  under the

      Amended Agreement.



           (d)  The   Administrative   Agent  shall  have  received  such  other

      documents,  legal opinions,  instruments and certificates relating to this

      First Amendment as they shall reasonably request and such other documents,

      legal opinions, instruments and certificates shall be satisfactory in form and substance to the Administrative  Agent and the Lenders.  All corporate and other  proceedings  taken or to be taken in connection with this First

      Amendment and all documents incidental thereto, whether or not referred to herein,  shall be satisfactory in form and substance to the Administrative

      Agent and the Lenders.



           (e) The Borrower shall have paid all fees and expenses referred to in

      Section 1.07 of this First Amendment.


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      SECTION  1.06.  APPLICABLE  LAW. THIS FIRST  AMENDMENT  SHALL BE GOVERNED
                      ---------------
BY, AND  CONSTRUED AND ENFORCED IN  ACCORDANCE  WITH,  THE LAWS OF THE STATE OF

NEW YORK.



      SECTION  1.07.  Expenses.  The  Borrower  shall  pay  (i)  all  reasonable
                      --------
out-of-pocket  expenses incurred by the Administrative  Agent and the Lenders in

connection  with  the   preparation,   negotiations   execution,   delivery  and

enforcement  of this  First  Amendment,  including,  but  not  limited  to,  the reasonable fees and  disbursements  of counsel to the  Administrative  Agent and

(ii) an amendment fee in the aggregate amount of 8 basis points on the aggregate

Commitments of the Lenders as of the First Amendment  Effective Date, payable to each of the Lenders executing this First Amendment,  pro rata according to their respective commitments (the "Amendment Fee").
                             -------------



      SECTION 1.08.  Counterparts.  This First  Amendment may be executed in any
                     ------------
number of  counterparts,  each of which shall  constitute an original but all of which when taken  together shall  constitute  but one agreement.  Delivery of an executed  counterpart of a signature page to this First  Amendment by telecopier shall be effective as delivery of a manually executed  counterpart of this First

Amendment.



      SECTION 1.09.  Loan Documents.  Except as expressly set forth herein,  the
                     --------------
amendments  provided  herein  shall  not  by  implication  or  otherwise  limit,

constitute  a waiver of, or  otherwise  affect the  rights and  remedies  of the

Lenders,  the Administrative  Agent, the Issuing Banks or the Arranger under the

Amended Agreement or any other Loan Document, nor shall they constitute a waiver of any Event of  Default,  nor shall  they  alter,  modify,  amend or in any way affect  any of the  terms,  conditions,  obligations,  covenants  or  agreements contained  in the  Amended  Agreement  or any other Loan  Document.  Each of the amendments provided herein shall apply and be effective only with respect to the provisions of the Amended Agreement specifically referred to by such amendments.

Except as expressly  amended  herein,  the Amended  Agreement and the other Loan

Documents  shall  continue  in full  force  and  effect in  accordance  with the provisions  thereof.  As used in the Amended  Agreement,  the terms "Agreement",

"herein", "hereinafter", "hereunder", "hereto" and words of similar import shall mean, from and after the date hereof, the Amended Agreement.




                           [signature pages to follow]
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





      IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly  executed by duly  authorized  officers,  all as of the date first above written.




                                      ANNTAYLOR, INC., as Borrower


                                      by   /s/ Barry Erdos
                                         -----------------------------------
                                      Name:    Barry Erdos
                                      Title:   E.V.P. C.F.O. & Treasurer




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


                                      BANK OF AMERICA, N.A.,
                                      as Issuing Bank and as a Lender


                                      by  /s/ Bill Manley
                                         ------------------------------------
                                      Name:   Bill Manley
                                      Title:  Managing Director




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                                      AMSOUTH BANK,
                                      as a Lender


                                      by  /s/ Kathleen F. Kerlinger
                                         -------------------------------------
                                      Name:   Kathleen F. Kerlinger
                                      Title:  Attorney-in-fact




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                                      FIRST UNION NATIONAL BANK, as Issuing Bank
                                      and as a Lender


                                      by
                                         -----------------------------------
                                      Name:
                                      Title:






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                                      HELLER FINANCIAL, INC.,
                                      as a Lender


                                      by  /s/ Dennis Graham
                                          ----------------------------------
                                      Name:   Dennis Graham
                                      Title:  Assistant Vice President




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                                       NATIONAL CITY COMMERCIAL FINANCE, INC.,
                                       as a Lender


                                       by  /s/Elizabeth M. Lynch
                                          -----------------------------------
                                       Name:  Elizabeth M. Lynch
                                       Title: Senior Vice President




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                                       TRANSAMERICA BUSINESS CREDIT CORPORATION,
                                       as a Lender


                                       by  /s/ Perry Vavoules
                                          ------------------------------------
                                       Name:   Perry Vavoules
                                       Title:  Senior Vice President




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                                       JACKSON NATIONAL LIFE INSURANCE COMPANY,
                                       as a Lender


                                       by
                                         ------------------------------------
                                       Name:
                                       Title:




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                                         CITICORP USA, as a Lender


                                         by   /s/ John W. Pokowsky
                                             ---------------------------------
                                         Name:    John W. Pokowsky
                                         Title:   Managing Director
                                                  Structured Finance Division



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


                                         CITIBANK, N.A., as an Issuing Bank


                                          by  /s/ John W. Pokowsky
                                             ---------------------------------
                                          Name:   John W. Pokowsky
                                          Title:  Managing Director
                                                  Structured Finance Division



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                                           FREMONT FINANCIAL CORPORATION,
                                           as a Lender


                                           by   /s/ Ruth Yang
                                              --------------------------------
                                           Name:    Ruth Yang
                                           Title:   Credit Analyst




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                                            LASALLE NATIONAL BANK,
                                            as a Lender


                                            by  /s/ Robert Corsentino
                                               --------------------------------
                                            Name:   Robert Corsentino
                                            Title:  Senior Vice President




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                                            SUMMIT BANK,
                                            as a Lender


                                            by  /s/ Yuri Piltser
                                                ------------------------------
                                            Name:   Yuri Piltser
                                            Title:  Vice President